Exhibit 10.1

                       DATED AS OF May 23, 1996






                      GOLDEN QUEEN MINING CO. LTD.

                                - and -

                   MONTREAL TRUST COMPANY OF CANADA





                   ______________________________

                         WARRANT INDENTURE

                  Providing for the Issue of up to
                       [2,750,000] Warrants
                   ______________________________


                 LAWSON LUNDELL LAWSON & MCINTOSH
                         Vancouver, B.C.


                        STIKEMAN, ELLIOTT
                         Vancouver, B.C.

                           TABLE OF CONTENTS

1.    INTERPRETATION                                                       1
      1.1   Definitions                                                    1
      1.2   Words Importing Gender and Number                              5
      1.3   Interpretation Not Affected by Headings                        5
      1.4   Day Not a Business Day                                         5
      1.5   Time of the Essence                                            5
      1.6   Applicable Law                                                 5
      1.7   Meaning of "outstanding" for Certain Purposes                  5

2.    ISSUE OF WARRANTS                                                    6
      2.1   Issue of Warrants                                              6
      2.2   Terms of Warrants                                              6
      2.3   Warrant Certificates                                           6
      2.4   Issue in Substitution for Lost Warrants                        7
      2.5   Warrantholder not a Shareholder                                8
      2.6   Warrants to Rank Pari Passu                                    8
      2.7   Signing of Warrants                                            8
      2.8   Certification by the Trustee                                   8

3.    EXCHANGE AND OWNERSHIP OF WARRANTS                                   9
      3.1   Exchange of Warrants                                           9
      3.2   Charges for Exchange                                           9
      3.3   Ownership of Warrants                                          9
      3.4   Registration and Transfer of Warrants                          9

4.    EXERCISE OF WARRANTS                                                11
      4.1   Method of Exercise of Warrants                                11
      4.2   Effect of Exercise of Warrants                                12
      4.3   No Fractional Common Shares                                   12
      4.4   Expiration of Warrants                                        12
      4.5   Accounting and Recording                                      13

5.    ADJUSTMENT OF EXCHANGE NUMBER                                       13
      5.1   Definitions                                                   13
      5.2   Adjustment of Exchange Number                                 13
      5.3   Subscription Rights Adjustment Rules                          17
      5.4   Postponement of Subscription                                  18
      5.5   Notice of Certain Events                                      18

6.    RIGHTS AND COVENANTS                                                18
      6.1   Company May Purchase                                          18
      6.2   General Covenants of the Company                              18
      6.3   Trustee's Remuneration and Expenses                           19
      6.4   Performance of Covenants by Trustee                           20

7.    ENFORCEMENT                                                         20
      7.1   Suits by Warrantholders                                       20
      7.2   Immunity of Shareholders                                      20
      7.3   Limitation of Liability                                       20

8.    MEETINGS OF WARRANTHOLDERS                                          20
      8.1   Right to Convene Meetings                                     20
      8.2   Notice                                                        21
      8.3   Chairman                                                      21
      8.4   Quorum                                                        21
      8.5   Power to Adjourn                                              21
      8.6   Show of Hands                                                 21
      8.7   Poll                                                          22
      8.8   Voting                                                        22
      8.9   Regulations                                                   22
      8.10  Company and Trustee may be Represented                        22
      8.11  Powers Exercisable by Extraordinary Resolution                23
      8.12  Meaning of "Extraordinary Resolution"                         23
      8.13  Powers Cumulative                                             24
      8.14  Minutes                                                       24
      8.15  Instruments in Writing                                        25
      8.16  Binding Effect of Resolutions                                 25
      8.17  Holdings by Company Disregarded                               25

9.    SUPPLEMENTAL INDENTURES AND SUCCESSOR COMPANIES                     25
      9.1   Provision for Supplemental Indentures
            for Certain Purposes                                          25
      9.2   Successor Companies                                           26

10.   CONCERNING THE TRUSTEE                                              26
      10.1  Trust Indenture Legislation                                   26
      10.2  Rights and Duties of Trustee                                  27
      10.3  Evidence, Experts and Advisers                                27
      10.4  Securities, Documents and Monies Held by Trustee              28
      10.5  Action by Trustee to Protect Interests                        28
      10.6  Trustee Not Required to Give Security                         28
      10.7  Protection of Trustee                                         29
      10.8  Replacement of Trustee                                        30
      10.9  Conflict of Interest                                          30
      10.10 Acceptance of Trust                                           31

11.   GENERAL                                                             31
      11.1  Notice to Company, Trustee and Underwriters                   31
      11.2  Notice to Warrantholders                                      33
      11.3  Satisfaction and Discharge of Indenture                       33
      11.4  Sole Benefit of Parties and Warrantholders                    33
      11.5  Counterparts and Formal Date                                  34

      THIS WARRANT INDENTURE is dated as of May 23, 1995 and made

BETWEEN

      GOLDEN QUEEN MINING CO. LTD., a British Columbia company having its registered and records office at 1600 - 925 West Georgia Street, Vancouver, British Columbia, V6C 3L2

      (the "Company")

AND

      MONTREAL TRUST COMPANY OF CANADA, a trust company incorporated under the laws of Canada and having an office at 510 Burrard Street, Vancouver, British Columbia, V6C 3B9

      (the "Trustee")


WHEREAS:

A. The Company proposes to issue warrants exercisable by the holder on the terms hereinafter set out for the acquisition of common shares in the capital of the Company;

B. The Company is duly authorized to create and issue the Warrants to be issued as herein provided;

C. All things necessary have been done and performed to make the Warrants, when certified by the Trustee and issued as in this Indenture provided, legal, valid and binding upon the Company with the benefits of and subject to the terms of this Indenture; and

D. The Trustee has agreed to enter into this Indenture and to hold all rights, interests and benefits contained herein for and on behalf of those persons who become holders of Warrants from time to time issued pursuant to this Indenture;

NOW THEREFORE THIS INDENTURE WITNESSES that in consideration of the premises and the covenants of the parties, the Company hereby appoints the Trustee as trustee for the Warrantholders (as hereinafter defined) to hold all rights, interests and benefits contained herein for and on behalf of those persons who are holders of Warrants from time to time issued pursuant to this Indenture and it is hereby agreed and declared as follows:

1.    INTERPRETATION

1.1   Definitions

In this Indenture, unless there is something in the subject matter or context inconsistent therewith:

(a)   "Accredited Investor" has the meaning given to that term in Regulation
      D;

(b) "Applicable Legislation" means the provisions of the statutes of Canada and its provinces and territories and the regulations under those statutes relating to trust indentures or the rights, duties or obligations of corporations and trustees under trust indentures as are from time to time in force and applicable to this Indenture;

(c) "business day" means a day that is not a Saturday, Sunday, or civic or statutory holiday in Vancouver, British Columbia;

(d) "Common Shares" means the fully paid and non-assessable common shares without par value in the capital of the Company, as constituted as at the date hereof, provided that if the exchange rights are subsequently adjusted or altered pursuant to subsections 5.2.4 or 5.2.5, "Common Shares" shall thereafter mean the shares or other securities or property to which a Warrantholder is entitled on an exchange after such adjustment or alteration;

(e) "Company" means Golden Queen Mining Co. Ltd. and its lawful successors from time to time;

(f) "Company's auditors" means the firm of chartered accountants duly appointed as auditors of the Company from time to time;

(g) "Convertible Security" means a security of the Company (other than the Warrants or the Special Warrants) convertible into or exchangeable for or otherwise carrying the right to acquire Common Shares;

(h) "counsel" means a barrister or solicitor (who may be an employee of the Company) or a firm of barristers and solicitors (who may be counsel for the Company) in any case acceptable to the Trustees, acting reasonably;

(i) "Current Market Price" of the Common Shares at any date means the price per Common Share equal to the weighted average price at which the Common Shares have traded on such stock exchange upon which such shares are listed (or if listed on more than one stock exchange, on the stock exchange on which the greatest volume of Common Shares is traded) during any 30 consecutive trading days, selected by the Company with the approval of the Trustee, within the 45 trading day period before that date;

(j) "directors" means the directors of the Company for the time being, and reference without more to "action by the directors" means action by the directors of the Company as a board or by a duly empowered executive committee of the board;

(k) "dividends paid in the ordinary course" means dividends (payable in cash or in securities, property or assets) declared payable on the Common Shares in any.fiscal year of the Company to the extent that those dividends, in the aggregate, do not exceed in amount or value the greatest of:

      (i) 150% of the aggregate amount of dividends paid on the Common Shares in the 12 months immediately preceding that fiscal year;

      (ii) 50% of the consolidated net earnings of the Company, before extraordinary items, for the 12 months immediately preceding that fiscal year shown in the consolidated financial statements of the Company; and

    (iii) 5% of the average amount at which the Common Shares are carried on the books of the Company during that fiscal year;

      and for such purpose the amount of any dividends paid other than in cash shall be the fair market value of the dividends as determined by the directors;

(l) "Exchange Number" means, at any time, that number of Common Shares that Warrantholders are entitled to receive for each Warrant held upon exercise of the rights attached to the Warrant as the number may be adjusted by Article 5 (such number being equal to one Common Share for each Warrant at the date hereof);

(m) "Exercise Date" with respect to any Warrant means the date on which Common Shares are issued pursuant to section 4.2;

(n) "extraordinary resolution" has the meaning given in sections 8.12 and 8.15;

(o) "Original U.S. Purchaser" means a Qualified Institutional Buyer ^ that purchased Special Warrants from ^ Goepel Shields & Partners (USA), Inc. ^ pursuant to Rule 144A under the U.S. Securities Act or an Accredited Investor that purchased Special Warrants from the Company under Section 4(2) in either case on the date of this Indenture;

(p) "person" means an individual, a corporation, a partnership, a trustee or any unincorporated organization, and words importing persons have a similar meaning;

(q) "Qualified Institutional Buyer" has the meaning given in Rule 144A under the U.S. Securities Act;

(r)   "Regulation D" means Regulation D promulgated under the U.S. Securities
      Act;

(s)   "Regulation S" means Regulation S promulgated under the U.S. Securities
      Act;

(t) "shareholder" means an owner of record of one or more Common Shares or shares of any other class or series of the Company;

(u) "Special Warrant Indenture" means the indenture between the Company and the Trustee of even date herewith providing for the creation and issuance of an aggregate of [5,500,000] special warrants;

(v) "Special Warrants" means the special warrants created by the Company and issued pursuant to the Special Warrant Indenture;

(w)   "Subscription Price" means $2.90;

(x) "subsidiary of the Company" means a corporation, a majority of the outstanding voting shares of which is owned, directly or indirectly, by the Company or by one or more subsidiaries of the Company; and, as used in this definition, "voting shares" means shares of a class or classes ordinarily entitled to vote for the election of a majority of the directors of a corporation irrespective of whether or not shares of any other class or classes shall have or might have the right to vote for directors by reason of the happening of any contingency;

(y) "this Warrant Indenture", "this Indenture", "herein", "hereby" and similar expressions mean or refer to this Warrant Indenture and any indenture, deed or instrument supplemental or ancillary hereto; and the expressions "Article", "section" or "subsection" followed by a number or letter mean and refer to the specified Article, section or subsection of this Indenture;

(z)   "Time of Expiry" means 4:00 p.m. ^(Vancouver time) on November 28, 1997;

(aa) "trading day" with respect to a stock exchange means a day on which the stock exchange is open for business;

(bb)  "Transfer Agent" means the transfer agent ^ of the Common Shares;

(cc) "Trustee" means Montreal Trust Company of Canada, or any lawful successor thereto including through the operation of section 10.8;

(dd) "United States" means the United States of America, its territories and possessions, any state of the United States and the District of Columbia;

(ee) "U.S. Person" has the meaning given to that term in Regulation S under the U.S. Securities Act;

(ff) "U.S. Securities Act" means the United States Securities Act of 1933, as amended;

(gg) "Warrant Certificates" means the certificates substantially in the form attached as Schedule A hereto, or such other form as may be approved under subsection 2.3.1, evidencing Warrants;

(hh) "Warrantholders" or "holders" means the registered holders of Warrants for the time being;

(ii) "Warrantholders' Request" means an instrument signed in one or more counterparts by Warrantholders entitled to purchase in the aggregate not less than 10% of the aggregate number of Common Shares that could be acquired pursuant to the exercise of all the Warrants then outstanding requesting the Trustee to take some action or proceeding specified therein; and

(jj) "Warrants" means the warrants authorized to be created by the Company under subsection 2.1.1 and issued and certified under this Indenture entitling the holders to acquire Common Shares and for the time being outstanding and includes warrants evidenced by Warrant Certificates;

(kk) "written order of the Company", "written request of the Company", "written consent of the Company" and "certificate of the Company" mean respectively a written order, request, consent and certificate signed in the name of the Company by any one or more of the President and Chief Executive Officer and the ^ Vice-President - Administration of the Company and may consist of one or more instruments so executed and any other documents referred to herein which is required or contemplated to be provided or given by the Company is a document signed on behalf of the Company by any one or more of such officers.

1.2   Words Importing Gender and Number

Words importing gender and number shall be read with such changes as the context may require.

1.3   Interpretation Not Affected by Headings

The division of this Indenture into Articles, sections, subsections and paragraphs, the provision of a table of contents and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Indenture.

1.4   Day Not a Business Day

In the event that any day on which the Exercise Period expires or on or before which any action is required to be taken hereunder is not a business day, then the Exercise Period shall expire on or the action shall be required to be taken on or before the next succeeding day that is a business day.

1.5   Time of the Essence

Time shall be of the essence in all respects in this Indenture, the Warrants and the Warrant Certificates.

1.6   Applicable Law

This Indenture, the Warrants and the Warrant Certificates shall be construed and enforced in accordance with the laws of the Province of British Columbia and shall be treated in all respects as British Columbia contracts.

1.7   Meaning of "outstanding" for Certain Purposes

Every Warrant Certificate countersigned and delivered by the Trustee hereunder shall be deemed to be outstanding until it has been surrendered to the Trustee pursuant to this Indenture, provided however that:

(a) a Warrant Certificate that has been partially exchanged shall be deemed to be outstanding only to the extent of the unexchanged part of the Warrants;

(b) where a Warrant Certificate has been issued in substitution for a Warrant Certificate that has been lost, stolen or destroyed, only one of them shall be counted for the purpose of determining the Warrants outstanding; and

(c) for the purpose of any provision of this Indenture entitling holders of outstanding Warrants to vote, sign consents, requests or other instruments or take any other action under this Indenture, Warrants owned legally or equitably by the Company or any subsidiary of the Company shall be disregarded, except that:

      (i) for the purpose of determining whether the Trustee shall be protected in relying on any vote, consent, request or other instrument or other action, only the Warrants of which the Trustee has notice that they are so owned shall be so disregarded; and

      (ii) Warrants so owned that have been pledged in good faith other than to the Company or any subsidiary of the Company shall not be so disregarded if the pledgee establishes to the satisfaction of the Trustee the pledgee's right to vote the Warrants in its discretion free from the control of the Company or any subsidiary of the Company pursuant to the terms of the pledge.

2.    ISSUE OF WARRANTS

2.1   Issue of Warrants

2.1.1 A total of [2,750,000] Warrants entitling the holders thereof to acquire from the Company on exercise thereof, subject to the conditions in Article 4 and adjustment to the Common Shares as provided for in Article 5, up to an aggregate of [2,750,000] Common Shares are hereby authorized to be issued by the Trustee on behalf of the Company. Such Warrants shall be issued pursuant to and in accordance with the terms of the Special Warrant Indenture.

2.1.2 Certificates for Warrants issued pursuant to subsection 2.1.1 shall be executed by the Company and certified by or on behalf of the Trustee and delivered by the Company in accordance with section 2.3.

2.2   Terms of Warrants

2.2.1 Subject to the provisions of Articles 4 and 5, each of the Warrants issued hereunder shall entitle the holder thereof to acquire from the Company upon payment of the Subscription Price, at any time prior to the Time of Expiry, the number of Common Shares equal to the Exchange Number in effect at the Exercise Date.

2.2.2       Fractional Warrants shall not be issued or otherwise provided for.

2.3   Warrant Certificates

2.3.1 Warrants shall be issued in registered form only and shall be evidenced only by Warrant Certificates, which shall be substantially in the form attached as Schedule A hereto or in such other form not inconsistent with this Indenture as may be approved by the Company and the Trustee, shall be dated as of the date hereof (regardless of their actual dates of issue), shall bear such distinguishing letters and numbers as the Company shall with the approval of the Trustee prescribe and may, if required, be prepared in both the English and French languages.

2.3.2 The Trustee shall maintain and make available to the Company lists of all persons who are entitled to Warrant Certificates, and the Trustee shall mail or deliver Warrant Certificates evidencing whole Warrants to the Underwriters or those persons.

2.3.3 Unless the Warrants have been registered under the U.S. Securities Act, Warrants issued to an Original U.S. Purchaser and any transferee of such Warrants who is a U.S. Person or a person in the United States in accordance with subsection 3.4.2 of the Special Warrant Indenture, shall bear the following ^ legend:

                  "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT"), AND MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH ANY APPLICABLE SECURITIES LAWS, (C) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144A OR BY RULE 144 THEREUNDER, IF APPLICABLE, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR (D) WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY, PURSUANT TO ANOTHER EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS."

2.3.4 ^ If, at the time of issue of any of the Warrants, there are restrictions on resale under applicable securities legislation on such Warrants, the Company may, on the advice of counsel, endorse the Warrant Certificates with respect to those restrictions.

2.4   Issue in Substitution for Lost Warrants

2.4.1 In case any of the Warrant Certificates shall become mutilated or be lost, destroyed or stolen, the Company, subject to applicable law and to subsection 2.4.2, shall issue and thereupon the Trustee shall certify and deliver a new Warrant Certificate of like date and tenor as the one mutilated, lost, destroyed or stolen upon surrender of and in place of and upon cancellation of the mutilated Warrant Certificate, or in lieu of and in substitution for the lost, destroyed or stolen Warrant Certificate, and the substituted Warrant Certificate shall be in a form approved by the Trustee and shall be entitled to the benefit hereof and rank equally in accordance with its terms with all other Warrant Certificates issued or to be issued hereunder.

2.4.2 The applicant for the issue of a new Warrant Certificate pursuant to this section shall bear the cost of the issue thereof and in case of loss, destruction or theft shall, as a condition precedent to the issue thereof, furnish to the Company and to the Trustee such evidence of ownership and of the loss, destruction or theft of the Warrant Certificate so lost, destroyed or stolen as shall be satisfactory to the Company and to the Trustee in their discretion and the applicant may also be required to furnish an indemnity in amount and form satisfactory to the Company and the Trustee in their discretion, and shall pay the reasonable charges of the Company and the Trustee in connection therewith.

2.5   Warrantholder not a Shareholder

Nothing in this Indenture or in the holding of a Warrant evidenced by a Warrant Certificate, or otherwise, shall be construed as conferring upon a Warrantholder any right or interest whatsoever as a shareholder, including, but not limited to, the right to vote at, to receive notice of, or to attend meetings of shareholders or any other proceedings of the Company or the right to receive any dividend and other distribution.

2.6   Warrants to Rank Pari Passu

A Warrant shall rank pari passu with all other Warrants, whatever may be the actual date of issue of the Warrant Certificates that evidence them.

2.7   Signing of Warrants

The Warrant Certificates shall be signed by any one of the President and Chief Executive Officer and the ^ Vice-President - Administration of the Company. The signatures of either of these officers may be mechanically reproduced in facsimile and Warrant Certificates bearing those facsimile signatures shall be binding upon the Company, as if they had been manually signed by the officers. Notwithstanding that any of the persons whose manual or facsimile signature appears on any Warrant Certificate as an officer may no longer hold office at the date of the Warrant Certificate or at the date of certification or delivery thereof, any Warrant Certificate signed as aforesaid shall, subject to section 2.8, be valid and binding upon the Company, as herein provided.

2.8   Certification by the Trustee

2.8.1 No Warrant Certificate shall be issued or, if issued, shall be valid or entitle the holder to the benefit hereof until it has been certified by manual signature by or on behalf of the Trustee substantially in the form approved by the Company and the Trustee and the certification by the Trustee upon any Warrant Certificate shall be conclusive evidence as against the Company that the Warrant Certificate so certified has been duly issued hereunder and that the holder is entitled to the benefit hereof.

2.8.2 The certification of the Trustee on Warrant Certificates issued hereunder shall not be construed as a representation or warranty by the Trustee as to the validity of this Indenture or of the Warrant Certificates (except the due certification thereof) and the Trustee shall in no respect be liable or answerable for the use made of the Warrants or any of them or of the consideration thereof, except as otherwise specified herein.

3.    EXCHANGE AND OWNERSHIP OF WARRANTS

3.1   Exchange of Warrants

3.1.1 One or more Warrant Certificates representing Warrants to acquire a certain number of Common Shares as determined in accordance with the provisions of this Indenture may, upon compliance with the reasonable requirements of the Trustee, be exchanged for one or more Warrant Certificates representing Warrants issued by the Company, entitling the holder thereof to acquire an equal aggregate number of Common Shares.

3.1.2 Warrants may be exchanged only at the principal transfer offices of the Trustee in the cities of Vancouver, British Columbia [and Toronto, Ontario] or at any other place that is designated by the Company. Any Warrants tendered for exchange shall be surrendered to the Trustee or to its agent and canceled. The Company shall sign all Warrant Certificates necessary to carry out exchanges as hereinbefore provided and those Warrant Certificates shall be certified by or on behalf of the Trustee.

3.2   Charges for Exchange

For each Warrant exchanged, the Trustee shall, except as otherwise herein provided, if required by the Company, charge a reasonable sum for each new Warrant Certificate issued. The party requesting the exchange, as a condition precedent thereto, shall pay such charges and shall pay or reimburse the Trustee or the Company for all exigible transfer taxes or governmental or other similar transfer charges required to be paid in connection therewith.

3.3   Ownership of Warrants

The Company and the Trustee and their respective agents may deem and treat the holder of any Warrant as the absolute owner of that Warrant for all purposes, and the Company and the Trustee and their respective agents shall not be affected by any notice or knowledge to the contrary except in respect of equities of which the Company is required to take notice by statute or by order of a court of competent jurisdiction. The holder of any Warrant shall be entitled to the rights evidenced by that Warrant free from all equities or rights of set-off or counterclaim between the Company, and the original or any intermediate holder thereof and all persons may act accordingly and the receipt by any holder of the Common Shares or monies obtainable pursuant thereto shall be a good discharge to the Company and the Trustee for the same and neither the Company nor the Trustee shall be bound to inquire into the title of any holder.

3.4   Registration and Transfer of Warrants

3.4.1 The Company hereby appoints the Trustee as registrar of the Warrants. The Company may hereafter, with the consent of the Trustee, appoint one or more other additional registrars of the Warrants.

3.4.2 The Company shall cause a register and branch registers to be kept by the Trustee at its principal transfer offices in each of the cities of Vancouver, British Columbia [and Toronto, Ontario] and in such other place or places and by such other agent as the Company with the approval of the Trustee may designate, in which shall be entered the names and addresses of the holders of Warrants and other particulars of the Warrants held by them respectively and of all transfers of Warrants. Warrants bearing the legend set out in subsection 2.3.3 may not be transferred in the United States or to or for the account or benefit of a person in the United States unless the conditions set out in such legends are met to the satisfaction of the Company. No transfer of Warrants shall be valid unless:

      (a) it is made by the holder or his executors or administrators or other legal representatives or his or their attorney duly appointed by an instrument in writing in form and executed in a manner satisfactory to the registrar, upon compliance with such requirements as the registrar may prescribe; and

      (b) the Company and the Trustee shall have received satisfactory written representations of the transferor and transferee together with such other evidence (if any) as the Company shall reasonably require to assure that the transfer complies with applicable securities laws and the restrictions or transfer set out herein; and

      (c) the transfer shall have been duly entered on one of the appropriate registers by a registrar.

3.4.3 The registers referred to in this section shall at all reasonable times be open for inspection by the Company, by the Trustee and by any Warrantholder.

3.4.4 The holder of a Warrant may at any time and from time to time have the Warrant transferred at any of the places at which a register of transfers is kept pursuant to the provisions of this section 3.4 in accordance with such reasonable regulations as the registrar may prescribe.

3.4.5 Except as required by law, neither the Trustee nor any other registrar nor the Company shall be charged with notice of or be bound to see to the execution of any trust, whether express, implied or constructive, in respect of any Warrant and may transfer any Warrant on the written direction of the holder thereof, whether named as trustee or otherwise, as though that person were the beneficial owner thereof.

3.4.6 Except in the case of the registers required to be kept at the cities of Vancouver, British Columbia [and Toronto, Ontario], the Company by agreement shall have the power to close any branch register at any time. In the event that the register in any place is closed, notice of the closing shall be given, in the manner provided in section 11.2, to the Warrantholders.

3.4.7 The registrar shall, when requested so to do by the Company, furnish the Company with a list of names and addresses of the Warrantholders showing the number of Warrants held by each Warrantholder.

4.    EXERCISE OF WARRANTS

4.1   Method of Exercise of Warrants

4.1.1 Subject to subsection 4.1.2 the holder of any Warrant may, at any time prior to the Time of Expiry, exercise the right thereby conferred on him to acquire Common Shares by:

      (a) surrendering to the Trustee at its principal transfer office in either of the cities of Vancouver, British Columbia [or Toronto, Ontario] or at any other place or places that may be designated by the Company with the approval of the Trustee, a certificate or certificates representing one Warrant for each Common Share to be acquired, or, if the Exchange Number has been adjusted as provided for in Article 5, that number of Warrants, which, when multiplied by the Exchange Number, equals the number of Common Shares to be acquired;

      (b) delivering to the Trustee a certified cheque or recognized bank draft payable to or to the order of the Company for the Subscription Price for the number of Common Shares to be acquired; and

      (c) delivering to the Trustee a duly completed and executed exercise form as attached to the Warrant Certificates, together with, if required by subsection 4.1.2 the opinion of counsel described therein, and the Warrants shall only be deemed to have been surrendered upon personal delivery thereof to, or if sent by mail or other means of transmission upon actual receipt thereof by, the Trustee at one of the offices specified in this subsection.

4.1.2 The Common Shares issuable upon exercise of the Warrants have not been registered under the U.S. Securities Act or the securities laws of any state. The Warrants may not be exercised in the United States or by or for the account or benefit of, or for resale to, a U.S. person or a person in the United States, nor shall certificates for Common Shares be registered at or delivered to an address in the United States unless the Common Shares are registered under the U.S. Securities Act and all applicable state securities laws or exemptions from registration are available, and an opinion of counsel to such effect, addressed to the Company and the Trustee and satisfactory to the Company, is delivered in connection with the exercise, provided that a person who was an Original U.S. Purchaser of Special Warrants may exercise Warrants issued upon exercise of those Special Warrants without providing an opinion of counsel.

4.1.3 Any exercise form referred to in subsection 4.1.1 shall be signed by the Warrantholder or his executors or administrators or other legal representatives or an attorney of the Warrantholder duly appointed by an instrument in writing satisfactory to the Trustee. The exercise form included in the Warrant Certificate shall be completed to specify the number of Common Shares to be acquired, the person or persons in whose name or names the Common Shares are to be issued, his or their address or addresses and the number of Common Shares to be issued to each person if more than one is so specified. If any of the Common Shares to be acquired are to be issued to a person or persons other than the Warrantholder, the Warrantholder shall pay to the Trustee or to its agent all exigible transfer taxes or governmental or other charges required to be paid in respect of the transfer of the Warrants or Common Shares.

4.1.4 Certificates representing Common Shares issuable upon exercise of Warrants bearing the legend set out in subsection 2.3.3 shall also bear the legend set out in subsection 2.3.3.

4.1.5 If, at the time of exercise of the Warrants, there remain additional restrictions on resale under applicable securities legislation on the Common Shares acquired, the Company, may, on the advice of counsel, endorse the certificates representing the Common Shares with respect to those restrictions.

4.2   Effect of Exercise of Warrants

4.2.1       Upon exercise of the Warrants and compliance by the holder with section 4.1 and subject to sections 4.3 and 5.4, the holder of the Warrants shall be entitled to receive from the Company the number of Common Shares that is equal to the number of Warrants surrendered multiplied by the Exchange Number in effect at the date of the surrender and the Company shall cause the holder thereof to be entered forthwith on its register of shareholders as the holder of the Common Shares.

4.2.2 Upon the due exercise of the Warrants as hereinbefore provided, the Company shall, without charge therefor except as provided in subsection 4.1.3, forthwith cause to be mailed to the person or persons in whose name or names the Common Shares so acquired are to be issued as specified by the holder of Warrants in the exercise form on the Warrant Certificate at his or their respective address or addresses specified in the exercise form or, if specified in the exercise form, cause to be delivered to the person or persons at the office where the Warrants were surrendered, a certificate or certificates for the appropriate number of Common Shares that the Warrantholder is entitled to and has elected to acquire pursuant to the Warrants surrendered.

4.3   No Fractional Common Shares

Under no circumstances shall the Company be obliged to issue any fractional Common Shares upon the exercise of one or more Warrants. To the extent that the holder of one or more Warrants would otherwise have been entitled to receive on the exercise or partial exercise thereof a fraction of a Common Share, then such holder may exercise that right in respect of the fraction only in combination with another Warrant or Warrants that in the aggregate entitle the holder to purchase a whole number of Common Share. If such right if not so exercised, the Company shall pay to the holder by cheque, in satisfaction of the right to otherwise have received a fraction of a Common Share, the amount obtained when the fraction of a Common Share to which the holder would be entitled is multiplied by the Current Market Price.

4.4   Expiration of Warrants

After the Time of Expiry, all rights under any Warrant in respect of which the right of subscription herein and therein provided for shall not theretofore have been exercised shall wholly cease and terminate and the Warrant shall be void and of no effect.

4.5   Accounting and Recording

The Trustee shall promptly notify the Company with respect to Warrants exercised. The Trustee shall record the particulars of the Warrants exercised which shall include the name or names and addresses of the persons who become holders of Common Shares on exercise and the Exercise Date. Within three business days of each Exercise Date, the Trustee shall provide those particulars in writing to the Company.

5.    ADJUSTMENT OF EXCHANGE NUMBER

5.1   Definitions

In this Article, the term "Adjustment Period" means the period from and including the date hereof to and including the expiry of the Exercise Period and the terms "record date" and "effective date" where used herein shall mean the close of business on the relevant date.

5.2   Adjustment of Exchange Number

The Exchange Number (or the number and kind of shares or securities to be received upon exercise in the case of subsections 5.2.4 and 5.2.5 below) shall be subject to adjustment from time to time in the events and in the manner provided in section 5.3 and in the manner provided in this Article 5.

5.2.1       If during the Adjustment Period the Company shall:

            (a) issue to all or substantially all the holders of the Common Shares in Canada by way of a stock dividend or otherwise Common Shares or Convertible Securities (save and except for any issue of Common Shares in lieu of cash dividends paid in the ordinary course upon exercise by shareholders of a right to receive or reinvest cash dividends in Common Shares and save and except for dividends paid in the ordinary course); or

            (b) subdivide or split its then outstanding Common Shares into a greater number of shares; or

            (c) combine or consolidate its then outstanding Common Shares into a smaller number of shares

                  (any of those events being herein called a "Common Share Reorganization");

            then the Exchange Number shall be adjusted effective immediately after the record date at which the holders of Common Shares are determined for the purposes of the Common Share Reorganization to a number that is the product of (1) the Exchange Number in effect on the record date and (2) a fraction:

            (d) the numerator of which shall be the number of Common Shares outstanding after giving effect to the Common Share Reorganization; and

            (e) the denominator of which shall be the number of Common Shares outstanding on the record date before giving effect to the Common Share Reorganization.

            For the purposes of determining the number of Common Shares outstanding at any particular time for the purpose of this subsection 5.2.1 there shall be included that number of Common Shares which would have resulted from the conversion at that time of all outstanding Convertible Securities.

5.2.2 If during the Adjustment Period the Company shall issue rights, options or warrants to all or substantially all the holders of the Common Shares pursuant to which those holders are entitled to subscribe for, purchase or otherwise acquire Common Shares or Convertible Securities, save and except rights, options or warrants to acquire within a period of 45 days from the date of issue thereof Common Shares at a price, or Convertible Securities at a conversion price, of not less than 95% of the Current Market Price at such date of issue aforesaid (any issuance not hereinbefore excepted being herein called a "Rights Offering" and Common Shares that may be acquired in exercise of the Rights Offering, or upon conversion of the Convertible Securities offered by the Rights Offering, being herein called the "Offered Common Shares"), the Exchange Number shall be adjusted effective immediately after the record date at which holders of Common Shares are determined for the purposes of the Rights Offering to an Exchange Number that is the product of (1) the Exchange Number in effect on the record date and (2) a fraction:

      (a)   the numerator of which shall be the sum of:

            (i)   the number of Common Shares outstanding on the record date;

            plus:

            (ii) the number of Offered Common Shares offered pursuant to the Rights Offering or the maximum number of Offered Common Shares into which the Convertible Securities so offered pursuant to the Rights Offering may be converted, as the case may be; and

      (b)   the denominator of which shall be the sum of:

            (i)   the number of Common Shares outstanding on the record date;

            plus:

            (ii) the number arrived at when (A) either the product of (1) the number of Offered Common Shares so offered and (2) the price at which those shares are offered, or the product of (3) the conversion price thereof and (4) the maximum number of Offered Common Shares for or into which the Convertible Securities so offered pursuant to the Rights Offering may be converted, as the case may be, is divided by (B) the Current Market Price of the Common Shares on the record date.

            Any Offered Common Shares owned by or held for the account of the Company shall be deemed not to be outstanding for the purpose of any computation. If all the rights, options or warrants are not so issued or if all rights, options or warrants are not exercised prior to the expiration thereof, the Exchange Number shall be readjusted to the Exchange Number in effect immediately prior to the record date, and the Exchange Number shall be further adjusted based upon the number of Offered Common Shares (or Convertible Securities into Offered Common Shares) actually delivered upon the exercise of the rights, options or warrants, as the case may be, but subject to any other adjustment required hereunder by reason of any event arising after that record date.

5.2.3 If during the Adjustment Period the Company shall issue or distribute to all or substantially all the holders of Common Shares, (i) shares of any class other than Common Shares, (ii) rights, options or warrants, (iii) evidences of indebtedness or
            (iv) any other assets (excluding cash dividends paid in the ordinary course) and that issuance or distribution does not constitute a Common Share Reorganization or a Rights Offering or an issuance excepted from the definition of Rights Offering in subsection 5.2.2 (any of those events being herein called a "Special Distribution"), the Exchange Number shall be adjusted effective immediately after the record date at which the holders of Common Shares are determined for purposes of the Special Distribution to an Exchange Number that is the product of (1) the Exchange Number in effect on the record date and (2) a fraction:

      (a)   the numerator of which shall be the product of:

            (i) the sum of the number of Common Shares outstanding on the record date plus the number of Common Shares which the Warrantholders would be entitled to receive upon exercise of all their outstanding Warrants if they were exercised on the record date;

            multiplied by:

            (ii)  the Current Market Price thereof on that date; and

      (b)   the denominator of which shall be:

            (i)   the product of:

                  (A) the sum of the number of Common Shares outstanding on the record date plus the number of Common Shares which the Warrantholders would be entitled to receive upon exercise of all their outstanding Warrants if they were exercised on the record date;

                  multiplied by:

                  (B)   the Current Market Price thereof on that date;

            less:

            (ii) the aggregate fair market value, as determined by the board, whose determination shall be conclusive, of the shares, rights, options, warrants, evidences of indebtedness or other assets issued or distributed in the Special Distribution.

            Any Common Shares owned by or held for the account of the Company shall be deemed not to be outstanding for the purpose of any such computation; to the extent that the distribution of shares, rights, options, warrants, evidences of indebtedness or assets is not so made or to the extent that any rights, options or warrants so distributed are not exercised, the Exchange Number shall be readjusted to the Exchange Number that would then be in effect based upon shares, rights, options, warrants, evidences of indebtedness or assets actually distributed or based upon the number of Common Shares or Convertible Securities actually delivered upon the exercise of the rights, options or warrants, as the case may be, but subject to any other adjustment required hereunder by reason of any event arising after the record date.

5.2.4 If during the Adjustment Period there is a reorganization of the Company not otherwise provided for in subsection 5.2.1 or a consolidation, merger or amalgamation of the Company with or into another body corporate or other entity including a transaction whereby all or substantially all of the Company's undertaking and assets become the property of any other corporation or other entity (any such event being herein called a "Capital Reorganization"), any holder of a Warrant who has not exercised his Warrant for Common Shares prior to the effective date of the Capital Reorganization shall be entitled to receive and shall accept, upon the exercise of his Warrants at any time after the effective date of the Capital Reorganization, in lieu of the number of Common Shares (and any other securities or properties to which holders are entitled upon exercise of the Warrants) to which he was theretofore entitled upon exercise of the Warrants, the aggregate number of shares or other securities or property of the Company, or the continuing, successor or purchasing corporation, as the case may be, under the Capital Reorganization that the holder would have been entitled to receive as a result of the Capital Reorganization if, on the effective date thereof, he had been the holder of the number of Common Shares (and any other securities to which holders are entitled upon exercise of the Warrants) to which immediately before the transaction he was entitled upon exercise of the Warrants. No Capital Reorganization shall be carried into effect unless all necessary steps shall have been taken so that the holders of Warrants shall thereafter be entitled to receive the number of shares or other securities or property of the Company, or of the continuing, successor or purchasing corporation or other entity, as the case may be, under the Capital Reorganization, subject to adjustment thereafter in accordance with provisions the same, as nearly as may be possible, as those contained in this section 5.2 and in section 5.3.

5.2.5 If the Company shall reclassify or otherwise change the outstanding Common Shares, the exercise right shall be adjusted effective immediately upon the reclassification becoming effective so that holders of Warrants who exercise their rights thereafter shall be entitled to receive such shares as they would have received had the Warrants been exercised immediately prior to the effective date, subject to adjustment thereafter in accordance with provisions the same, as nearly as may be possible, as those contained in this section 5.2 and in section 5.3.

5.3   Subscription Rights Adjustment Rules

5.3.1 The adjustments and readjustments provided for in this Article 5 are cumulative and, subject to subsection 5.3.2, shall apply (without duplication) to successive issues, subdivisions, combinations, consolidations, distributions and any other events that require adjustment of the Exchange Number or the number or kind of shares or securities purchasable hereunder.

5.3.2 No adjustment in the Exchange Number shall be required unless the adjustment would result in a change of at least 1% in the Exchange Number then in effect; provided, however, that any adjustments that, except for the provisions of this subsection 5.3.2 would otherwise have been required to be made, shall be carried forward and taken into account in any subsequent adjustment.

5.3.3 No adjustment in the Exchange Number shall be made in respect of any event described in subsection 5.2.1(a) or subsections 5.2.2 or
            5.2.3 if the holders of the Warrants are entitled to participate in the event on the same terms, mutatis mutandis, as if they had exercised their Warrants immediately prior to the effective date or record date of the event. Any participation in such event by Warrantholders is subject to the prior written consent of The Toronto Stock Exchange and the Vancouver Stock Exchange, to the extent required by such exchanges, if the Common Shares are then listed on such exchanges.

5.3.4       No adjustment in the Exchange Number shall be made pursuant to section 5.2 in respect of the issue of Common Shares pursuant to:

            (a)   this Indenture and the Warrants or the Warrants; or

            (b) any stock option or purchase plan for officers or employees of the Company or a subsidiary of the Company;

            and any such issue shall be deemed not to be a Common Share Reorganization, a Rights Offering or a Special Distribution.

5.3.5 If a dispute shall at any time arise with respect to adjustments of the Exchange Number, the dispute shall be conclusively determined by the auditors of the Company or if they are unable or unwilling to act, by such firm of independent chartered accountants as may be selected by the directors and any such determination shall be binding upon the Company, the Trustee, all transfer agents and all Warrantholders.

5.3.6 If the Company shall set a record date to determine the holders of Common Shares for the purpose of entitling them to receive any dividend or distribution or any subscription or purchase rights and shall, thereafter, legally abandon its plans to pay or deliver the dividend, distribution or subscription or purchase rights, then no adjustment in the Exchange Number shall be required by reason of the setting of the record date.

5.4   Postponement of Subscription

In any case where the application of section 5.2 results in an increase of the Exchange Number taking effect immediately after the record date for or occurrence of a specific event, if any Warrants are exercised after that record date or occurrence and prior to completion of the event or of the period for which a calculation is required to be made, the Company may postpone the issuance to the holder of the Warrants of the Common Shares to which he is entitled by reason of the increase of the Exchange Number but the Common Shares shall be so issued and delivered to that holder upon completion of that event or period, with the number of those Common Shares calculated on the basis of the Exchange Number on the Exercise Date adjusted for completion of that event or period, and the Company shall forthwith after the Exercise Date deliver to the person or persons in whose name or names the Common Shares are to be issued an appropriate instrument evidencing his or their right to receive the Common Shares.

5.5   Notice of Certain Events

5.5.1 At least 14 days prior to the effective date or record date, as the case may be, of any event referred to in sections 5.2 or 5.3 whether or not the event requires or might require an adjustment in the subscription rights pursuant hereto the Company shall:

            (a) file with the Trustee a certificate of the Company specifying the particulars of the event and, if determinable, any adjustment and the computation of the adjustment; and

            (b) give notice to the Warrantholders of the particulars of the event and, if determinable, any adjustment.

            Such notice need only set out such particulars as shall have been determined at the date that notice is given.

5.5.2 In case any adjustment for which a notice in subsection 5.5.1 has been given is not then determinable, the Company shall promptly after the adjustment is determinable:

            (a)   file with the Trustee a computation of the adjustment; and

            (b)   give notice to the Warrantholders of the adjustment.

6.    RIGHTS AND COVENANTS

6.1   Company May Purchase

The Company may from time to time purchase, in the open market or by private contract, any of the Warrants from such persons and on such terms as it may determine.

6.2   General Covenants of the Company

The Company covenants with the Trustee that so long as any Warrants remain outstanding:

      (a) the Company will at all times maintain its existence, carry on and conduct its business in a proper, efficient and business-like manner and in accordance with good business practice, keep or cause to be kept proper books of account in accordance with applicable law, and, if and whenever required in writing by the Trustee, file with the Trustee copies of all annual statements of the Company sent by it to its shareholders during the term of this Indenture.

      (b) the Company will reserve and keep available a sufficient number of Common Shares for issuance upon the exercise of Warrants.

      (c) the Company will cause the Common Shares from time to time subscribed for pursuant to the Warrants, in the manner herein provided, to be duly issued and delivered in accordance with the Warrants and the terms hereof.

      (d) the Company will cause the certificates representing the Common Shares from time to time to be acquired pursuant to the Warrants in the manner herein provided, to be duly issued and delivered in accordance with the Warrants and the terms hereof.

      (e) all Common Shares that shall be issued by the Company upon exercise of the Warrants shall be issued as fully paid and non-assessable shares.

      (f) the Company will use its reasonable best efforts to maintain its status as a "reporting issuer" (or the equivalent thereof) not in default of the requirements of the applicable securities acts and regulations in each of the provinces of British Columbia and Ontario, and in each other province in which it attains that status prior to the Time of Expiry, until the date which is six months following the Time of Expiry.

      (g) the Company will use its reasonable best efforts to ensure that the Common Shares issuable upon exercise of the Warrants will be listed and posted for trading on The Toronto Stock Exchange upon their issue;

      (h) the Company will not engage in "directed selling efforts" as defined in Regulation S with respect to its Common Shares or engage in general solicitation within the meaning of Regulation D; and

      (i) generally, the Company will well and truly perform and carry out all the acts or things to be done by it as provided in this Indenture.

6.3   Trustee's Remuneration and Expenses

The Company covenants that it will pay to the Trustee from time to time reasonable remuneration for its services hereunder and will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in the administration or execution hereof (including the reasonable compensation and the disbursements of counsel and all other advisers and assistants not regularly in its employ), both before any default hereunder and thereafter until all duties of the Trustee hereunder shall be finally and fully performed, except any expense, disbursement or advance as may arise from the negligence or bad faith of the Trustee or of persons for whom the Trustee is responsible.

6.4   Performance of Covenants by Trustee

If the Company shall fail to perform any of its covenants contained in this Indenture, the Trustee may notify the Warrantholders of the failure on the part of the Company or may itself perform any of the said covenants capable of being performed by it, but shall be under no obligation to do so or to notify the Warrantholders. All sums expended or advanced by the Trustee in so doing shall be repayable as provided in section i. No performance, expenditure or advance by the Trustee shall be deemed to relieve the Company of any default hereunder.

7.    ENFORCEMENT

7.1   Suits by Warrantholders

All or any of the rights conferred upon a Warrantholder by the terms of a Warrant or of this Indenture may be enforced by the holder by appropriate legal proceedings but without prejudice to the right that is hereby conferred upon the Trustee to proceed in its own name to enforce each and all the provisions herein contained for the benefit of the holders of the Warrants from time to time outstanding.

7.2   Immunity of Shareholders

The Trustee, and by their acceptance of the Warrant Certificates and as part of the consideration for the issue of the Warrants, the Warrantholders, hereby waive and release any right, cause of action or remedy now or hereafter existing in any jurisdiction against any past, present or future shareholder, director or officer of the Company, in their capacity as such, for the issue of Common Shares pursuant to any Warrants or on any covenant, agreement, representation or warranty by the Company herein or in the Warrant Certificates.

7.3   Limitation of Liability

The obligations hereunder are not personally binding upon, nor shall resort hereunder be had to, the private property of any of the past, present or future directors or shareholders of the Company or any of the past, present or future officers, employees or agents of the Company, but only the property of the Company (or any successor corporation) shall be bound in respect hereof.

8.    MEETINGS OF WARRANTHOLDERS

8.1   Right to Convene Meetings

The Trustee may at any time and from time to time and shall on receipt of a written request of the Company or of a Warrantholders' Request and upon being indemnified to its reasonable satisfaction by the Company or by the Warrantholders signing the Warrantholders' Request against the cost that may be incurred in connection with the calling and holding of the meeting, convene a meeting of the Warrantholders. In the event of the Trustee failing, within 15 days after receipt of the written request of the Company or Warrantholders' Request and indemnity given as hereinbefore provided, to give notice convening a meeting, the Company or the Warrantholders, as the case may be, may convene the meeting. Every meeting shall be held in the City of Vancouver, the City of Toronto or at such other place as may be approved or determined by the Trustee.

8.2   Notice

At least 14 days' notice of any meeting shall be given to the Warrantholders in the manner provided in section 11.2 and a copy of the notice shall be sent by mail to the Trustee unless the meeting has been called by it and to the Company unless the meeting has been called by it. Each notice shall state the time when and the place where the meeting is to be held and shall state briefly the general nature of the business to be transacted thereat and it shall not be necessary for the notice to set out the terms of any resolution to be proposed or any of the provisions of this Article 8.

8.3 Chairman

A person nominated in writing by the Trustee shall be chairman of the meeting and if no person is so nominated, or if the person so nominated is not present within 15 minutes from the time fixed for the holding of the meeting, the Warrantholders present in person or by proxy shall choose a person present to be chairman.

8.4 Quorum

Subject to the provisions of section 8.12, at any meeting of the Warrantholders a quorum shall consist of Warrantholders present in person or by proxy and entitled to acquire at least 20% of the aggregate number of Common Shares that could be acquired pursuant to all the then outstanding Warrants. If a quorum of the Warrantholders shall not be present within half an hour from the time fixed for holding any meeting, the meeting, if summoned by the Warrantholders or on a Warrantholders' Request, shall be dissolved, but (subject to section 8.12), in any other case the meeting shall be adjourned to the same day in the next week (unless that day is a non-business day, in which event the meeting shall be reconvened on the next day that is a business day) at the same time and place and no notice need be given. At the adjourned meeting the Warrantholders present in person or by proxy shall form a quorum and may transact the business for which the meeting was originally convened, notwithstanding that they may not be entitled to acquire at least 20% of the aggregate number of Common Shares that can be acquired pursuant to all the then outstanding Warrants.

8.5   Power to Adjourn

The chairman of any meeting at which a quorum of the Warrantholders is present may, with the consent of the meeting, adjourn the meeting and no notice of the adjournment need be given except such notice, if any, as the meeting may prescribe.

8.6   Show of Hands

Every question submitted to a meeting shall be decided in the first place by a majority of the votes given on a show of hands except that votes on an extraordinary resolution shall be given in the manner hereinafter provided. At any meeting, unless a poll is duly demanded as herein provided, a declaration by the chairman that a resolution has been carried or carried unanimously or by a particular majority or lost or not carried by a particular majority shall be conclusive evidence of the fact.

8.7   Poll

On every extraordinary resolution, and on any other question submitted to a meeting upon which a poll is directed by the chairman or requested by one or more of the Warrantholders acting in person or by proxy, a poll shall be taken in such manner as the chairman shall direct. Questions other than an extraordinary resolution shall be decided by a majority of the votes cast on a poll.

8.8   Voting

On a show of hands every person who is present and entitled to vote, whether as a Warrantholder or as proxy for one or more absent Warrantholders or both, shall have one vote. On a poll each Warrantholder present in person or represented by a proxy duly appointed by instrument in writing shall be entitled to one vote in respect of each Warrant then held by him. A proxy need not be a Warrantholder.

8.9   Regulations

8.9.1 The Trustee, or the Company with the approval of the Trustee, may from time to time make or vary such regulations as they shall think fit:

            (a) for the issue of voting certificates by any bank, trust company or other depository satisfactory to the Trustee stating that the Warrants specified therein have been deposited with the depository by a named person and will remain on deposit until after the meeting, which voting certificates shall entitle the persons named therein to be present and vote at the meeting and at any adjournment thereof or to appoint a proxy or proxies to represent them and vote for them at that meeting and at any adjournment thereof in the same manner and with the same effect as though the persons so named in the voting certificates were the actual holders of the Warrants specified therein;

            (b) for the deposit of voting certificates and/or instruments appointing proxies at such place and time as the Trustee, the Company or the Warrantholders convening the meeting, as the case may be, may in the notice convening the meeting direct;

            (c) for the deposit of voting certificates and/or instruments appointing proxies at some approved place or places other than the place at which the meeting is to be held and enabling particulars of the voting certificates and/or instruments appointing proxies to be sent by mail, cable, telex or other means of prepaid, transmitted, recorded communication before the meeting to the Company or to the Trustee at the place where the same is to be held and for the voting of proxies so deposited as though the instruments themselves were produced at the meeting; and

            (d)   for the form of instrument appointing a proxy.

8.9.2 Any regulations so made shall be binding and effective and the votes given in accordance therewith shall be valid and shall be counted. Except as such regulations may provide, the only persons who shall be recognized at any meeting as the holders of any Warrants, or as entitled to vote or, subject to section 8.10, be present at the meeting in respect thereof, shall be persons who are the registered holders of Warrants.

8.10  Company and Trustee may be Represented

The Company and the Trustee by their respective officers or directors, and the counsel to the Company and the Trustee, may attend any meeting of the Warrantholders, but shall have no vote as such.

8.11  Powers Exercisable by Extraordinary Resolution

In addition to all other powers conferred upon them by any other provisions of this Indenture or by law, the Warrantholders at a meeting shall have the following powers exercisable from time to time by extraordinary resolution:

      (a) power to agree to any modification, abrogation, alteration, compromise or arrangement of the rights of Warrantholders and/or the Trustee in its capacity as trustee hereunder or on behalf of the Warrantholders against the Company whether those rights arise under this Indenture or the Warrants or otherwise, except that, in respect of a change in the Time of Expiry or the Subscription Price, the amendment shall not be binding upon a Warrantholder who does not consent thereto;

      (b) power to direct or authorize the Trustee to enforce any of the covenants on the part of the Company contained in this Indenture or the Warrants or to enforce any of the rights of the Warrantholders in any manner specified in the extraordinary resolution or to refrain from enforcing any such covenant or right;

      (c) power to waive and direct the Trustee to waive any default on the part of the Company in complying with any provisions of this Indenture or the Warrants either unconditionally or upon any conditions specified in the extraordinary resolution;

      (d) power to restrain any Warrantholder from taking or instituting any suit, action or proceeding against the Company for the enforcement of any of the covenants on the part of the Company contained in this Indenture or the Warrants or to enforce any of the rights of the Warrantholders;

      (e) power to direct any Warrantholder who, as such, has brought any suit, action or proceeding to stay or discontinue or otherwise deal with the same upon payment of the costs, charges and expenses reasonably and properly incurred by the Warrantholder in connection therewith; and

      (f) power from time to time and at any time to remove the Trustee and appoint a successor trustee.

8.12  Meaning of "Extraordinary Resolution"

8.12.1 The expression "extraordinary resolution" when used in this Indenture means, subject as hereinafter provided in this section
            8.12 and in sections 8.15 and 8.16, a resolution proposed at a meeting of the Warrantholders duly convened for that purpose and held in accordance with the provisions of this Article 8 at which there are present in person or by proxy Warrantholders entitled to acquire at least 51% of the aggregate number of Common Shares that can be acquired pursuant to all the then outstanding Warrants and passed by the affirmative votes of Warrantholders entitled to acquire not less than two thirds of the aggregate number of Common Shares that can be acquired pursuant to all the Warrants represented at the meeting and voted on the poll upon the resolution.

8.12.2 If, at any meeting called for the purpose of passing an extraordinary resolution, Warrantholders entitled to acquire 51% of the aggregate number of Common Shares that can be acquired pursuant to all the then outstanding Warrants are not present in person or by proxy within half an hour after the time appointed for the meeting, then the meeting, if convened by Warrantholders or on a Warrantholders' Request, shall be dissolved, but, in any other case, it shall stand adjourned to such day, being not less than 15 or more than 60 days later, and to such place and time as may be appointed by the chairman. Not less than 10 days' notice shall be given of the time and place of the adjourned meeting in the manner provided in section 11.2. The notice shall state that at the adjourned meeting the Warrantholders present in person or by proxy shall form a quorum but it shall not be necessary to set out the purposes for which the meeting was originally called or any other particulars. At the adjourned meeting the Warrantholders present in person or by proxy shall form a quorum and may transact the business for which the meeting was originally convened and a resolution proposed at the adjourned meeting and passed by the requisite vote as provided in subsection 8.12.1 shall be an extraordinary resolution within the meaning of this Indenture, notwithstanding that Warrantholders entitled to acquire 51% of the aggregate number of Common Shares that can be acquired pursuant to all the then outstanding Warrants are not present in person or by proxy at the adjourned meeting.

8.12.3 Votes on an extraordinary resolution shall always be given on a poll and no demand for a poll on an extraordinary resolution shall be necessary.

8.13  Powers Cumulative

It is hereby declared and agreed that any one or more of the powers or any combination of the powers in this Indenture stated to be exercisable by the Warrantholders by extraordinary resolution or otherwise may be exercised from time to time and the exercise of any one or more of the powers or any combination of the powers from time to time shall not be deemed to exhaust the right of the Warrantholders to exercise that power or those powers or combination of powers then or any other power or powers or combination of powers thereafter from time to time.

8.14  Minutes

Minutes of all resolutions and proceedings at every meeting of Warrantholders as aforesaid shall be made and duly entered in books to be provided for that purpose by the Trustee at the expense of the Company and any such minutes, if signed by the chairman of the meeting at which resolutions were passed or proceedings had, or by the chairman of the next succeeding meeting of the Warrantholders, shall be prima facie evidence of the matters therein stated and, until the contrary is proved, every meeting, in respect of the proceedings of which minutes shall have been made, shall be deemed to have been duly convened and held, and all resolutions passed thereat or proceedings taken, to have been duly passed and taken.

8.15  Instruments in Writing

All actions that may be taken and all powers that may be exercised by the Warrantholders at a meeting held as hereinbefore in this Article 8 provided may also be taken and exercised by Warrantholders entitled to acquire two-thirds of the aggregate number of Common Shares that can be acquired pursuant to all the then outstanding Warrants by an instrument in writing signed in one or more counterparts by Warrantholders in person or by attorney duly appointed in writing and the expression "extraordinary resolution" when used in this Indenture shall include an instrument so signed.

8.16  Binding Effect of Resolutions

Every resolution and every extraordinary resolution passed in accordance with the provisions of this Article 8 at a meeting of Warrantholders shall be binding upon all the Warrantholders, whether present at or absent from the meeting, and every instrument in writing signed by Warrantholders in accordance with section 8.15 shall be binding upon all the Warrantholders, whether signatories thereto or not, and each and every Warrantholder and the Trustee (subject to the provisions for its indemnity herein contained) shall be bound to give effect accordingly to every resolution and instrument in writing passed or executed in accordance with these provisions.

8.17  Holdings by Company Disregarded

In determining whether the requisite number of Warrantholders are present for the purpose of obtaining a quorum or have voted or consented to any resolution, extraordinary resolution, consent, waiver, Warrantholders' Request or other action under this Indenture, Warrants owned by the Company or any subsidiary of the Company shall be deemed to be not outstanding.

9.    SUPPLEMENTAL INDENTURES AND SUCCESSOR COMPANIES

9.1   Provision for Supplemental Indentures for Certain Purposes

9.1.1 From time to time the Company and the Trustee may, subject to the provisions hereof, and they shall, when so directed hereby, execute and deliver by their proper officers indentures or instruments supplemental hereto, which thereafter shall form part hereof, for any one or more or all of the following purposes:

            (a) adding to the provisions hereof such additional covenants and enforcement provisions as, in the opinion of counsel, are necessary or advisable, provided that the same are not in the opinion of the Trustee prejudicial to the interest of the Warrantholders as a group;

            (b) giving effect to any extraordinary resolution passed as provided in Article 8;

            (c) making provisions not inconsistent with this Indenture as may be necessary or desirable with respect to matters or questions arising hereunder provided that the provisions are not, in the opinion of the Trustee, prejudicial to the interests of the Warrantholders as a group;

            (d) adding to or altering the provisions hereof in respect of the transfer of Warrants, making provision for the exchange of Warrants and making any modification in the form of the Warrants that does not affect the substance thereof;

            (e) modifying any of the provisions of this Indenture or relieving the Company from any of the obligations, conditions or restrictions herein contained, provided that no such modification or relief shall be or become operative or effective if in the opinion of the Trustee the modification or relief impairs any of the rights of the Warrantholders as a group, or of the Trustee, and provided that the Trustee may in its uncontrolled discretion decline to enter into any supplemental indenture which in its opinion may not afford adequate protection to the Trustee when the same shall become operative;

            (f) for any other purpose not inconsistent with the terms of this Indenture, including the correction or rectification or any ambiguities, defective provisions, errors or omissions herein, provided that in the opinion of the Trustee the rights of the Trustee and the Warrantholders as a group, are in no way prejudiced thereby; and

            (g) evidencing any succession or successions of other bodies corporate to the Company and the assumption by any successor of the covenants of the Company contained herein, as provided in section 9.2.

9.1.2       For the purposes of this section 9.1, the phrase "the
            Warrantholders as a group" does not include the Company or any of its subsidiaries to the extent that they hold any Warrants.

9.2   Successor Companies

In the case of the consolidation, amalgamation, merger or transfer of the undertaking or assets of the Company as an entirety or substantially as an entirety to another corporation (a "successor corporation"), the successor corporation resulting from the consolidation, amalgamation, merger or transfer (if not the Company) shall be bound by the provisions hereof and all obligations for the due and punctual performance and observance of each and every covenant and obligation contained in this Indenture to be performed by the Company, and, if requested by the Trustee, the successor corporation shall, by supplemental indenture satisfactory in form to the Trustee and executed and delivered to the Trustee, expressly assume those obligations.

10.   CONCERNING THE TRUSTEE

10.1  Trust Indenture Legislation

10.1.1 If and to the extent that any provision of this Indenture limits, qualifies or conflicts with a mandatory requirement of Applicable Legislation, such mandatory requirement shall prevail.

10.1.2 The Company and the Trustee agree that each will at all times in relation to this Indenture and any action to be taken hereunder observe and comply with and be entitled to the benefits of Applicable Legislation.

10.2  Rights and Duties of Trustee

10.2.1 In the exercise of the rights and duties prescribed or conferred by the terms of this Indenture, the Trustee shall act honestly and in good faith with a view to the best interests of the Warrantholders and shall exercise that degree of care, diligence and skill that a reasonably prudent trustee would exercise in comparable circumstances.

10.2.2 The obligation of the Trustee to commence or continue any act, action or proceeding for the purpose of enforcing any rights of the Trustee or the Warrantholders hereunder shall be conditional on the Warrantholders furnishing, when required by notice in writing by the Trustee, sufficient funds to commence or continue the act, action or proceeding and indemnity reasonably satisfactory to the Trustee to protect and hold harmless the Trustee against the costs, charges and expenses and liabilities to be incurred thereby and any loss and damage it may suffer by reason thereof. None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties or in the exercise of any of its rights or powers unless indemnified as hereinbefore provided.

10.2.3 The Trustee may before commencing action or proceeding, or at any time during the continuance thereof require the Warrantholders at whose instance it is acting to deposit with the Trustee the Warrant Certificates held by them, for which Warrant Certificates the Trustee shall issue receipts.

10.2.4 Every provision of this Indenture that by its terms relieves the Trustee of liability or entitles it to rely upon any evidence submitted to it is subject to the provisions of Applicable Legislation, and of this section 10.2 and section 10.3.

10.3  Evidence. Experts and Advisers

10.3.1 In addition to the reports, certificates, opinions and other evidence required by this Indenture, the Company shall furnish to the Trustee such additional evidence of compliance with any provision hereof, and in such form, as may be prescribed by Applicable Legislation or as the Trustee may reasonably require by written notice to the Company.

10.3.2 In the exercise of its rights- and duties, the Trustee may, if it is acting in good faith, rely as to the truth of the statements and the accuracy of the opinions expressed therein, upon statutory declarations, opinions, reports, certificates or other evidence furnished to the Trustee pursuant to any provision hereof or of Applicable Legislation or pursuant to a request of the Trustee, provided that the evidence complies with Applicable Legislation and that the Trustee examines the same and determines that the evidence complies with the applicable requirements of this Indenture.

10.3.3 Whenever Applicable Legislation requires that evidence referred to in subsection 10.3.1 be in the form of a statutory declaration, the Trustee may accept the statutory declaration in lieu of a certificate of the Company required by any provision hereof Any such statutory declaration may be made by one or more of the officers of the Company.

10.3.4 Proof of the execution of an instrument in writing, including a Warrantholders' Request, by any Warrantholder may be made by the certificate of a notary public, or other person with similar powers that the person signing the instrument acknowledged to him the execution thereof, or by an affidavit of a witness to the execution or in any other manner that the Trustee may consider adequate.

10.3.5 The Trustee may, at the expense of the Company, employ or retain such counsel, accountants, engineers, appraisers, or other experts or advisers as it may reasonably require for the purpose of discharging its duties hereunder and may pay reasonable remuneration for all services so performed by any of them, without taxation of costs of any counsel, and shall not be responsible for any misconduct on the part of any of them.

10.3.6 The Trustee may, at the expense of the Company, as a condition precedent to any action to be taken by it under this Indenture require such opinions, statutory declarations, reports, certificates or other evidence as it, acting reasonably, considers necessary or advisable in the circumstances.

10.4  Securities, Documents and Monies Held by Trustee

Any securities, documents of title or other instruments that may at any time be held by the Trustee subject to the trusts hereof may be placed in the deposit vaults of the Trustee or of any of the Canadian Imperial Bank of Commerce, Bank of Montreal, Bank of Nova Scotia, The Toronto-Dominion Bank Royal Bank of Canada, National Bank of Canada and the Hong Kong Bank of Canada or deposited for safekeeping with any of those Canadian chartered banks. Unless herein otherwise expressly provided, any monies held pending the application or withdrawal thereof under any provisions of this Indenture shall be invested in short-term obligations issued or guaranteed by the Government of Canada or any province of Canada and specified by the Company, provided that such monies may be held on deposit as hereinbefore contemplated for any period of no more than 24 hours pending such investment. Subject to the provisions of this Indenture and unless the Company shall be in default hereunder, all interest or other income received by the Trustee in respect of such deposits and investments shall belong to the Company.

10.5  Action by Trustee to Protect Interests

The Trustee shall have power to institute and to maintain such actions and proceedings as it may consider necessary or expedient to preserve, protect or enforce its interests and the interests of the holders of Warrants.

10.6  Trustee Not Required to Give Security

The Trustee shall not be required to give any bond or security in respect of the execution of the trusts and powers of this Indenture or otherwise in respect of the premises.

10.7  Protection of Trustee

By way of supplement to the provisions of any law for the time being relating to trustees, it is expressly declared and agreed as follows:

      (a) the Trustee shall not be liable for or by reason of any representations, statements of fact or recitals in this Indenture or in the Warrants (except the representation contained in section
            10.9 or in the certificate of the Trustee on the Warrants) or required to verify the same, but all those statements or recitals are and shall be deemed to be made by the Company;

      (b) nothing herein contained shall impose any obligation on the Trustee to see to or to require evidence of the registration (or filing or renewal thereof) of this Indenture or any instrument ancillary or supplemental hereto;

      (c) the Trustee shall not be bound to give notice to any person or persons of the execution hereof;

      (d) the Trustee shall not incur any liability or responsibility whatever or be in any way responsible for the consequence of any breach on the part of the Company of any of the covenants or warranties herein contained or of any acts of any director, officer, employee or agent of the Company; ^

      (e) the Trustee shall not be bound to give any notice or to do or take any act, action or proceeding by virtue of the powers conferred on it hereby unless and until it shall have been required so to do under the terms hereof and the Trustee shall not be required to take notice of any default of the Company hereunder unless and until notified in writing of the default (which notice must specify the nature of the default) and, in the absence of such notice, the Trustee may for all purposes hereunder conclusively assume that no default by the Company hereunder has occurred. The giving of any notice shall in no way limit the discretion of the Trustee hereunder as to whether any action is required to be taken in respect of any default hereunder^;

      (f) the Trustee shall not at any time be under any duty or responsibility to any Warrantholder to determine whether any facts exist which may require any adjustment contemplated by Article 5, with respect to the nature or extent of any such adjustment when made or with respect to the method used in making such adjustment;

      (g) the Trustee shall not be accountable with respect to the validity or value (or the kind or amount) of any shares or other securities or property which may at any time be issued or delivered upon the exercise of the rights attached to any Warrant; and

      (h) the Trustee shall not be responsible for any failure of the Company to make any cash payment or to issue, transfer or deliver Common Shares or certificates therefor upon the surrender of any Warrants for the purpose of the exercise of the rights attached to such Warrants or to comply with any of the covenants contained in
            Article 5.

10.8  Replacement of Trustee

10.8.1 The Trustee may resign its trust and be discharged from all further duties and liabilities hereunder by giving to the Company not less than 90 days' notice in writing or such shorter notice as the Company may accept as sufficient The Warrantholders by extraordinary resolution shall have power at any time to remove the Trustee and to appoint a new Trustee. In the event of the Trustee resigning or being removed as aforesaid or being dissolved, becoming bankrupt, going into liquidation or otherwise becoming incapable of acting hereunder, the Company shall forthwith appoint a new Trustee unless a new Trustee has already been appointed by the Warrantholders. Failing such appointment by the Company, the retiring Trustee or any Warrantholder may apply to a Justice of the Supreme Court of British Columbia, at the Company's expense, on such notice as the Justice may direct, for the appointment of a new Trustee. Any new Trustee so appointed by the Company or by the Court shall be subject to removal by the Warrantholders as hereinbefore provided. Any new Trustee appointed under any provision of this section 10.8 shall be a corporation authorized to carry on the business of a trust company in the Province of British Columbia and, if required by the Applicable Legislation of any other Province, in that other Province. On any appointment, the new Trustee shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named herein as Trustee without any further assurance, conveyance, act or deed (provided, however, there shall be immediately executed, at the expense of the Company, all such conveyances or other instruments as may, in the opinion of counsel, be necessary or advisable for the purpose of assuring the same of the new Trustee).

10.8.2 Upon the appointment of a new Trustee, the Company shall promptly give notice to the Warrantholders thereof.

10.8.3 Any corporation into or with which the Trustee may be merged or consolidated or amalgamated, or any corporation succeeding to the trust business of the Trustee, shall be the successor to the Trustee hereunder without any further act on its part or any of the parties hereto provided that the corporation would be eligible for appointment as a new Trustee under subsection 10.8.1.

10.8.4 Any Warrants certified but not delivered by a predecessor Trustee may be certified by the new or successor Trustee in the name of the predecessor or new or successor Trustee.

10.9  Conflict of Interest

10.9.1 The Trustee represents to the Company that at the time of the execution and delivery hereof no material conflict of interest exists in the Trustee's role as a fiduciary hereunder and agrees that in the event of a material conflict of interest arising hereafter it will, within 90 days after ascertaining that it has a material conflict of interest, either eliminate the same or resign its trust hereunder.

10.9.2 Subject to subsection 10.9.1, the Trustee, in its personal or any other capacity, may buy, lend upon and deal in securities of the Company, may act as registrar and transfer agent for the Common Shares and generally may contract and enter into financial transactions with the Company or any subsidiary of the Company, all without being liable to account for any profit made thereby.

10.10       Acceptance of Trust

The Trustee hereby accepts the trusts in this Indenture declared and provided for, agrees to perform the same upon the terms and conditions herein set out and agrees to hold all rights, interests and benefits contained herein for and on behalf of those persons who become holders of Warrants from time to time issued pursuant to this Indenture and for the Company, all as set out herein.

10.11       Indemnification

Without limiting any protection or indemnity of the Trustee under any other provision hereof or otherwise at law, the Company hereby agrees to indemnify and hold harmless the Trustee from and against any and all liabilities, losses, damages, penalties, claims, actions, suits, costs. expenses and disbursements, including reasonable legal or adviser fees and disbursements, of whatever kind and nature which may at any time be imposed on. incurred by or asserted against the Trustee in connection with the performance of its duties and obligations hereunder, other than such liabilities, losses damages penalties claims actions suits, costs. expenses and disbursements arising by reason of the negligence or fraud of the Trustee. This indemnity shall survive the resignation or removal of the Trustee or the termination of this Indenture. The Trustee shall not be under any obligation to prosecute or to defend any action or suit at the instance of the Company which, in the opinion of its counsel. May subject the Trustee to expense or liability unless the Company shall, so often as required, furnish the Trustee with satisfactory indemnity against or funding in respect of such expense or liability.

11.   GENERAL

11.1  Notice to Company and Trustee

11.1.1 Unless herein otherwise expressly provided, any notice to be given hereunder to the Company or the Trustee shall be deemed to be validly given if delivered or if sent by registered letter, postage prepaid:

            If to the Company:

                  Golden Queen Mining Co. Ltd.
                  Greenflag Building
                  Suite 211A, South 104 Freya Street
                  Spokane, Washington
                  99202

                  Attention:        President

            with a copy to:

                  Lawson Lundell Lawson & McIntosh
                  1600 - 925 West Georgia Street
                  Vancouver, B.C.
                  V6C 3L2

                  Attention:        Jerrold W. Schramm

            If to the Trustee:

                  Montreal Trust Company of Canada
                  510 Burrard Street
                  Vancouver, B.C.
                  V6C 3B9

                  Attention:        Manager, Corporate Trust

            and any notice delivered in accordance with the foregoing shall be deemed to have been received on the date of delivery or, if mailed, on the third business day following the day of the mailing of the notice.

11.1.2 The Company or the Trustee, as the case may be, may from time to time notify the other in the manner provided in subsection 11.1.1 of a change of address which, from the effective date of the notice and until changed by like notice, shall be the address of the Company or the Trustee, as the case may be, for all purposes of this Indenture.

11.1.3 If, by reason of a strike, lockout or other work stoppage, actual or threatened, involving postal employees, any notice to be given to the Trustee or to the Company hereunder could reasonably be considered unlikely to reach its destination, the notice shall be valid and effective only if it is delivered to an officer of the party to which it is addressed or if it is delivered to that party at the appropriate address provided in subsection 11.1.1 by telecopy or other means of prepaid, transmitted, or recorded communication and any notice delivered in accordance with the foregoing shall be deemed to have been received on the date of delivery to the officer or if delivered by, telecopy or other means of prepaid, transmitted, recorded communication, on the first business day following the date of the sending of the notice by the person giving the notice.

11.2  Notice to Warrantholders

11.2.1 Unless herein otherwise expressly provided, any notice to be given hereunder to Warrantholders shall be deemed to be validly given if the notice is sent by mail, prepaid, addressed to the holder or delivered by hand (or so mailed to certain holders and so delivered to other holders) at their respective addresses appearing on the register maintained by the Trustee and if, in the case of joint holders of any Warrants, more than one address appears on the register in respect of that joint holding, the notice shall be addressed or delivered, as the case may be, only to the first address so appearing. No accidental error or omission in giving notice or accidental failure to give notice to any Warrantholder shall invalidate any action or proceeding founded thereon.

11.2.2 If, by reason of strike, lock-out or other work stoppage, actual or threatened, involving postal employees, any notice to be given to the Warrantholders could reasonably be considered unlikely to reach its destination, the notice may be published or distributed once in the Report on Business section of the National edition of The Globe and Mail newspaper, or, in the event of a disruption in the circulation of that newspaper, once in a daily newspaper in the English language approved by the Trustee of general circulation in each of the cities of Vancouver and Toronto; provided, however, that in the case of a notice convening a meeting of the holders of Warrants, the Trustee may require such additional publications of that notice, in the same or in other cities or both, as it may deem necessary for the reasonable protection of the holders of Warrants or to comply with any applicable requirement of law or any stock exchange. Any notice so given shall be deemed to have been given on the day on which it has been published in all of the cities in which publication was required (or first published in a city if more than one publication in that city is required). In determining, under any provision hereof, the date when notice of any meeting or other event must be given, the date of giving notice shall be included and the date of the meeting or other event shall be excluded.

11.3  Satisfaction and Discharge of Indenture

Upon the date by which Common Shares shall have been delivered to Warrantholders to the full extent of the rights attached to all Warrants theretofore certified hereunder and the monies to be paid hereunder have been paid, this Indenture shall cease to be of further effect, and on demand of and at the cost and expense of the Company and upon delivery to the Trustee of a certificate of the Company stating that all conditions precedent to the satisfaction and discharge of this Indenture have been complied with and upon payment to the Trustee of the fees and other remuneration payable to the Trustee, the parties hereto shall execute proper instruments acknowledging satisfaction of and discharging this Indenture.

11.4  Sole Benefit of Parties and Warrantholders

Nothing in this Indenture or in the Warrants, expressed or implied, shall give or be construed to give to any person other than the parties hereto and the Warrantholders any legal or equitable right, remedy or claim under this Indenture, or under any covenant or provision therein contained, all such covenants and provisions being for the sole benefit of the parties hereto and the Warrantholders.

11.5  Counterparts and Formal Date

This Indenture may be simultaneously executed in several counterparts, each of which when so executed shall be deemed to be an original and the counterparts together shall constitute one and the same instrument and notwithstanding their date of execution shall be deemed to bear date as of May 23, 1996.

      IN WITNESS WHEREOF the parties hereto have executed these presents under the hands of their proper officers in that behalf.

GOLDEN QUEEN MINING CO. LTD.



By:   ______________________________

      ______________________________


MONTREAL TRUST COMPANY OF CANADA


By:   ______________________________

      ______________________________

                               SCHEDULE A

                                WARRANTS

                      TO ACQUIRE COMMON SHARES OF

                      GOLDEN QUEEN MINING CO. LTD.

            (Incorporated under the laws of British Columbia)

WARRANT CERTIFICATE                 Certificate for warrants,
                                    each entitling the holder to acquire
NO.                                 one common share in the capital of
                                    Golden Queen Mining Co. Ltd.

      THIS IS TO CERTIFY THAT, for value received,

(herein called the "holder") is entitled to receive in the manner herein provided and without further payment therefor, subject as hereinafter provided, one fully paid and non-assessable common share in the capital of Golden Queen Mining Co. Ltd. (the "Company") for each of the warrants (the "Warrants") evidenced by this certificate.

The Warrants represented by this Warrant Certificate are issued under and pursuant to a Warrant indenture (herein called the "Indenture") made as of May 23, 1996 between the Company and Montreal Trust Company of Canada (the "Trustee"), to which Indenture and any instruments supplemental thereto reference is hereby made for a full description of the rights of the holders of the Warrants and the terms and conditions upon which Warrants are, or are to be, issued, held, exchanged and surrendered, all to the same effect as if.the provisions of the Indenture and all instruments supplemental thereto were herein set out, and to all of which provisions the holder of these Warrants evidenced hereby by acceptance hereof assents. In the event of any conflict between the provisions of this Warrant Certificate and the provisions of the Indenture, the provisions of the Indenture shall prevail and govern. Capitalized terms used in this Warrant Certificate and not otherwise defined shall have the meanings ascribed to them in the Indenture.

The Warrants are exercisable at any time prior to 4:00 p.m. ^(Vancouver time) on November 28, 1997 (the "Time of Expiry").

The Warrants represented by this Warrant Certificate may be exercised by the holder at any time prior to the Time of Expiry by:

      a) duly completing and executing the exercise form attached to this Warrant Certificate;

      b) delivering to the Trustee a certified cheque or recognized bank draft payable to or to the order of the Company for the subscription price of $2.9(: for each Common Share to be acquired; and

      c) surrendering this Warrant Certificate to the Trustee at the principal transfer office of the Trustee in either of the cities of Vancouver, British Columbia [or Toronto, Ontario].

If the Warrants represented by this Warrant Certificate have not been exercised prior to the Time of Expiry, all rights under the Warrants represented hereby shall wholly cease and terminate and the Warrants shall be void and of no effect.

The Indenture provides for adjustments to the right of subscription, including the amount of and class and kind of securities or other property issuable upon exercise, upon the happening of certain stated events, including the subdivision or consolidation of the Common Shares, certain distributions of Common Shares or securities convertible into Common Shares or of other securities or assets of the Company, certain offerings of rights, warrants or options and certain capital reorganizations.

The holder of this Warrant Certificate may upon surrender hereof to the Trustee at its principal transfer office in either of the cities of Vancouver, British Columbia [or Toronto, Ontario] exchange this Warrant Certificate for other Warrant Certificates evidencing Warrants entitling the holder to receive in the aggregate the same number of Common Shares as may be acquired pursuant to the Warrants evidenced by this Warrant Certificate.

The holding of the Warrants evidenced by this Warrant Certificate shall not constitute the holder hereof a shareholder of the Company or entitle the holder to any right or interest in respect thereof except as herein and in the Indenture expressly provided.

The Indenture contains provisions making binding upon all holders of Warrant Certificates resolutions passed at meetings of such holders held in accordance with such provisions and instruments in writing signed by the holders of Warrants entitled to acquire a specified percentage of the Common Shares which may be acquired pursuant to all of the then outstanding Warrant Certificates.

The Warrants evidenced by this Warrant Certificate may only be transferred in accordance with applicable securities laws, the rules of the stock exchanges upon which the Common Shares are listed and upon executing the transfer form attached to this certificate and, subject thereto, may be transferred on the register kept at the offices of the Trustee by the holder hereof or his legal representatives or his or their attorney duly appointed by an instrument in writing in form and execution satisfactory to the Trustee only upon compliance with the conditions prescribed in the Indenture and upon compliance with such reasonable requirements as the Trustee may prescribe.

This Warrant Certificate shall not be valid for any purpose whatever unless and until it has been countersigned by or on behalf of the Trustee.

The registered holder of this Warrant Certificate expressly acknowledges having requested, and consents to, the drawing in the English language only of this Warrant Certificate evidencing the Warrants registered in its name and all documents relating to such Warrants. Le detenteur inscrit du present certificat de bons de souscription reconnait expressement avoir demande et consenti que le present certificat attestant qu'il est le detenteur inscrit de bons de souscription, ainsi que tous les documents s'y rapportant, soient rediges en anglais seulement.

Time shall be of the essence hereof.

This Warrant Certificate shall be governed by and construed in accordance with the laws of the province of British Columbia.

IN WITNESS WHEREOF the undersigned has caused this Warrant Certificate to be duly executed as of the 23rd day of May, 1996.

GOLDEN QUEEN MINING CO. LTD.


By:   ______________________________
      Authorized Officer


Countersigned by:

MONTREAL TRUST COMPANY OF CANADA

By:   ______________________________
      Authorized Officer

                                 LEGEND

^ THE WARRANTS REPRESENTED HEREBY AND THE COMMON SHARES ISSUABLE UPON EXERCISE ^ THEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "U.S. SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE. ^ SUCH WARRANTS MAY BE EXERCISED ONLY BY A PERSON WHO (I) IS NOT IN THE UNITED STATES OR A U.S. PERSON AND IS NOT EXERCISING THIS WARRANT FOR THE ACCOUNT OR BENEFIT OF OR FOR RESALE TO A U.S. PERSON OR A PERSON IN THE UNITED STATES AND WHO PROVIDES A WRITTEN REPRESENTATION TO SUCH EFFECT, OR
(II) PROVIDES AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY TO THE EFFECT THAT SUCH COMMON SHARES ARE REGISTERED UNDER THE U.S. SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, OR EXEMPTIONS FROM REGISTRATION ARE AVAILABLE. A QUALIFIED INSTITUTIONAL BUYER ^(AS DEFINED IN RULE 144A ^ UNDER THE U.S. SECURITIES ACT) ^ THAT WAS ISSUED ^ THE WARRANTS REPRESENTED HEREBY UPON EXERCISE OF SPECIAL WARRANTS OF THE COMPANY PURCHASED BY SUCH HOLDER FROM ^ GOEPEL SHIELDS & PARTNERS (USA), INC. ^ ON OR ABOUT MAY 23, 1996^ IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PURSUANT TO RULE 144A THEREUNDER OR AN ACCREDITED INVESTOR (AS DEFINED IN REGULATION D UNDER THE U.S. SECURITIES ACT) THAT WAS ISSUED THE WARRANTS REPRESENTED HEREBY UPON EXERCISE OF SPECIAL WARRANTS OF THE COMPANY PURCHASED BY SUCH HOLDER FROM THE COMPANY ON OR ABOUT MAY 23, 1996 IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PURSUANT TO SECTION 4(2) THEREUNDER SHALL NOT BE REQUIRED TO DELIVER AN OPINION OF COUNSEL IN CONNECTION WITH THE EXERCISE OF ^ THE WARRANTS REPRESENTED HEREBY.^

[Insert any additional legends ^ required under the Warrant Indenture]

                       TRANSFER OF WARRANTS

      FOR VALUE RECEIVED, the undersigned transferor (the "Transferor") hereby sells, assigns and transfers unto

__________________________________________________________ (the "Transferor")
                  (Name)

_____________________________________________________________________________
                  (Address)

the Warrants registered in the name of the undersigned represented by this Warrant Certificate. ^

      The Transferee, by executing this instrument, agrees to be bound by the terms of the Indenture, and

Check One

[ ] represents and warrants to and for the benefit of Golden Queen Mining Co. Ltd. (the "Company"), the Trustee and the Transferor that the Transferee (i) is not a U.S. Person or a person in the United States, or acquiring the Warrants for the account or benefit of, or for resale to, a U.S. Person or a person in the United States; (ii) was not offered the Warrants in the United States, and (iii) did not exercise or deliver this transfer form or other order to purchase the Warrants in the United States. "United States" and "U.S. Person" are used herein as defined in Regulation S under the United States Securities Act of 1933, as amended.

[ ] has included herewith evidence of compliance with the restrictions on transfer set out in ^the Indenture, it being understood that no transfer shall be effective unless and until such evidence is found to be satisfactory to the Company^.

      DATED the _____ day of _____________, 199_.

______________________________            ______________________________
Signature Guaranteed                      (Signature of Transferor)


______________________________            ______________________________
Witness                                   (Signature of Transferee)

                           EXERCISE FORM

TO: GOLDEN QUEEN MINING CO. LTD.

AND TO: MONTREAL TRUST COMPANY OF CANADA

      The undersigned holder of the ^ Warrants represented by this Warrant Certificate hereby exercises the right provided for in the Warrants to receive _______________ Common Shares in the capital of Golden Queen Mining Co. Ltd. issuable pursuant to the Warrants and encloses the amount of $2.90 per Common Share (or the adjusted dollar amount per share at which the undersigned is entitled to purchase such shares under the Indenture) by way of certified cheque or recognized bank draft made payable to or to the order of the Company.

      The undersigned hereby irrevocably directs that such Common Shares be issued and delivered as follows:

                                                            Number(s) of
      Name(s) in Full               Address(es)*            Common Shares

      _______________               _______________         _______________

      _______________               _______________         _______________

      _______________               _______________         _______________

(Please print in full the name in which certificates are to be issued. If any of the securities are to be issued to a person or persons other than the Warrantholder, the Transfer of Warrants should be endorsed and the Warrantholder must pay to the Trustee all exigible transfer taxes or other government charges.)

Check One:

[ ] The Undersigned represents and warrants to the Company and the Trustee that the Undersigned is not in the United States or a U.S. Person or exercising the Warrants represented by this Certificate for the account or benefit of or for resale to, a U.S. person or person in the United States. "United States" and "U.S. Person" are used herein as defined in Regulation S under the United States Securities Act of 1933.

[ ] The Undersigned is ^ an Accredited Investor (as defined in ^ Regulation D^ under the United States Securities Act of 1933) ^ that was issued the Warrants represented by this Warrant Certificate pursuant to the exercise of Special Warrants which the undersigned purchased from ^ the Company or is a Qualified Institutional Buyer (as defined in Rule 144A under the United States Securities Act of 1933) that was issued the Warrants represented by this Warrant Certificate pursuant to the exercise of Special Warrants which the undersigned purchased from Goepel Shields & Partners (USA), Inc.^, in either case on or about May 23, 1996 in a transaction exempt from registration under the United States Securities Act of 1933.

[ ] The Undersigned is delivering herewith an opinion of counsel to the effect that the Common Shares issuable upon exercise hereof are registered under the United States Securities Act of 1933 and applicable state securities laws or exemptions from such registration are available, it being understood that securities issuable upon exercise hereof will not be delivered unless and until such opinion is found to be satisfactory to the Company.

DATED this ______ day of _____________, 199_.


______________________________            ______________________________
Witness                                   Signature of Holder

                                          ______________________________
                                          Name of Holder

                                          ______________________________

                                          ______________________________
                                          Address of Holder

* Certificates will not be registered at or delivered to an address in the United States without an opinion of counsel that the Common Shares are registered under the U.S. Securities Act and applicable state securities laws or exemptions from such registration are available, except in connection with an exercise by a person who checks the second box above on this Exercise Form.

[ ] Please check box if these certificates are to be delivered to the office where this Warrant Certificate is surrendered, failing which the certificates will be mailed to the address shown on the register.